Revenue	12 Months Ended
Dec. 31, 2023
Revenue
Revenue

Note 5. Revenue

In September 2023, the Company entered into a collaborative research agreement with MSD (tradename of Merck & Co., Inc., Rahway, NJ, USA (“MSD”), to explore new ways to apply AI technologies to vaccine discovery development. During the year ended December 31, 2023, the Company recognized services revenue of $0.1 million from its research and development services. Additionally, the Company is eligible to earn further services revenue of up to $0.5 million under the agreement with MSD through research and development efforts and the attainment of development milestone payments.

During the year ended December 31, 2023, 100% of revenue earned was services revenue generated in Denmark from the Company’s collaborative research agreement with MSD. There were no other revenues earned by the Company during or prior to the year ended December 31, 2023.